UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2017

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code  (513) 793-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2017, LSI Industries Inc. ("LSI" or the "Company") announced that it has appointed James E. Galeese as LSI's Executive Vice President and Chief Financial Officer and recognized the transition of Ronald S. Stowell who has been LSI's Vice President and Chief Financial Officer since 1992 and Treasurer since 1993, to LSI's Chief Financial Officer Emeritus and Treasurer. Mr. Stowell has informed LSI that he intends to serve in the capacities of Chief Financial Officer Emeritus and Treasurer until December 31, 2017.

Mr. Galeese, age 60, has significant experience as a financial executive. Since January 2014, he served Universal Trailer Holding Company as its Vice President and Chief Financial Officer and also as a member of its Board of Directors. From October 2010 to December 2013, Mr. Galeese served as Senior Vice President and CFO of Lighting North America, a division of Phillips Electronics NV. Prior to December 2013 Mr. Galeese held several other positions with Phillips.

The Company and Mr. Galeese have entered into an employment offer letter that provides for annual base salary of $320,000, a signing bonus of $50,000, options to purchase 60,000 shares of LSI's common stock vesting over a four year period, eligibility to participate in LSI's short term and long term incentive plans, relocation expenses and other benefits.

Also on June 13, 2017, LSI announced that it appointed Jeffrey S. Bastian, CPA, as Vice President and Chief Accounting Officer. Mr. Bastian, age 56, has been employed with LSI since 1989. Prior to his appointment as Vice President and Chief Accounting Officer, Mr. Bastian held the position of Vice President and Controller since 2004 and prior to that other positions in LSI's accounting department.

The press release and employment letter are attached to this Form 8-K as exhibits and incorporated herein by reference. The disclosures in this Item 5.02 are qualified in their entirety to such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Employment Offer Letter between LSI Industries Inc. and James E. Galeese.
99.1	Press Release dated June 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
LSI INDUSTRIES INC.

BY:/s/ Howard E. Japlon
Howard E. Japlon
Executive Vice President, Human Resources & General Counsel

June 13, 2017